Sales Agreement

THIS SALES AGREEMENT (the "Agreement") dated this 11th day of January, 2016

BETWEEN:

WELLBORO ENTERPRISE LIMITED

Suite 2405, Progress Commercial Building, 9 Irving Street, Causeway Bay

Hong Kong, Hong Kong

(the 'Seller')

OF THE FIRST PART

- AND -

Vynleads, Inc. of 534 Riviera Pl , Rock Hill, South Carolina
(the 'Buyer')

OF THE SECOND PART

IN CONSIDERATION OF THE COVENANTS and agreements contained in this Sales Agreement the parties to this Agreement agree as follows:

Sale of Goods

1. The Seller will sell, transfer and deliver to the Buyer on or before 11th day of January, 2016, the following goods (the 'Goods'):
All LibertySniper.com assets, including but not limited to the email subscriber list & database, SendGrid email service provider contacts and contracts and dedicated IP addresses, editorial content, lead generation campaigns, pen name and voice of publisher Michael Westan, email tripwire campaigns and welcome series content, all account access related to LibertySniper.com (hosting, Google Analytics, Adwords, content management system license).

WELLBORO ENTER... ED *

Purchase Price

2. The Buyer will accept the Goods and pay for the Goods with the sum of fifty thousand ($50,000.00) USD, paid by Wire Transfer as required in clause 4 of this Agreement.

3. The Seller and the Buyer both acknowledge the sufficiency of this consideration. In addition to the purchase price specified in this Agreement, the amount of any present or future sales, use, excise or similar tax applicable to the sale of the Goods will be paid by the Buyer, or alternatively, the Buyer will provide the Seller with a tax exemption certificate acceptable to the applicable taxing authorities.

4. The Buyer will make payment for the Goods at the time when, and at the place where, the Goods are received by the Buyer or, in the alternative, when any document of title or registrable bill of sale, bearing any necessary endorsement, is tendered to the Buyer.

Delivery of Goods

5. The Goods will be delivered to the Buyer virtually via email.

Risk of Loss

6. The risk of loss from any casualty to the Goods, regardless of the cause, will be on the Seller until the Goods have been received by the Buyer. The Buyer will provide at its expense, insurance on the Goods insuring the Seller's and the Buyer's interest as they appear, until payment in full to the Seller.

Warranties

7. THE GOODS ARE SOLD 'AS IS' AND THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The Seller does not assume, or authorize any other person to assume on the behalf of the Seller, any liability in connection with the sale of the Goods. The Seller's above disclaimer of warranties does not, in any way, affect the terms of any applicable warranties from the manufacturer of the Goods.

WELLBORO ENTER

8. The Buyer has been given the opportunity to inspect the Goods or to have it inspected and the Buyer has accepted the Goods in its existing condition. Further, the Seller disclaims any warranty as to the condition of the Goods.

Title

9. Title to the Goods will remain with the Seller until delivery and actual receipt of the Goods by the Buyer or, in the alternative, the Seller delivers a document of title or registrable Bill of Sale of the Goods, bearing any necessary endorsement, to the Buyer.

Security Interest

10. The Seller retains a security interest in the Goods until paid in full.

Inspection

11. Inspection will be made by the Buyer at the time and place of delivery.

Claims

12. The Buyer's failure to give notice of any claim within 10 days from the date of delivery will constitute an unqualified acceptance of the Goods and a waiver by the Buyer of all claims with respect to the Goods.

Excuse for Delay or Failure to Perform

13. The Seller will not be liable in any way for any delay, non-delivery or default in shipment due to labor disputes, transportation shortage, delays in receipt of material, priorities, fires, accidents and other causes beyond the control of the Seller or its suppliers. If the Seller, in its sole judgment, will be prevented directly or indirectly, on account of any cause beyond its control, from delivering the Goods at the time specified or within one month after the date of this Agreement, then the Seller will have the right to terminate this Agreement by notice in writing to the Buyer, which notice will be accompanied by full refund of all sums paid by the Buyer pursuant to this Agreement.

Remedies

ED * WELLBORO ENTERP

14. The Buyer's exclusive remedy and the Seller's limit of liability for any and all losses or damages resulting from defective goods or from any other cause will be for the purchase price of the particular delivery with respect to which losses or damages are claimed, plus any transportation charges actually paid by the Buyer.

Cancellation

15. The Seller reserves the right to cancel this Agreement:

a. if the Buyer fails to pay total due.

b. in the event of the Buyer's insolvency or bankruptcy; or

c. if the Seller deems that its prospect of payment is impaired.

Notices

16. Any notice to be given or document to be delivered to either the Seller or Buyer pursuant to this Agreement will be sufficient if delivered personally or sent by prepaid registered mail to the address specified below. Any written notice or delivery of documents will have been given, made and received on the day of delivery if delivered personally, or on the third (3rd) consecutive business day next following the date of mailing if sent by prepaid registered mail:

SELLER: WELLBORO ENTERPRISE LIMITED Suite 2405, Progress Commercial Building, 9 Irving Street, Causeway Bay Hong Kong, Hong Kong

BUYER: Vynleads, Inc.,534 Riviera Pl, Rock Hill South Carolina,29730

Additional Provisions

17. At time of sale, employees and partners/owners currently working with Liberty Sniper assets for WELLBORO ENTERPRISE LIMITED will be terminated, and reassigned directly with Vynleads, Inc. at their discretion.

General Provisions

WELLBORO ENTERP... *

18. Headings are inserted for the convenience only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.

19. All representations and warranties of the Seller contained in this Agreement will survive the closing of this Agreement.

20. The Buyer may not assign its right or delegate its performance under this Agreement without the prior written consent of the Seller, and any attempted assignment or delegation without such consent will be void. An assignment would change the duty imposed by this Agreement, would increase the burden or risk involved and would impair the chance of obtaining performance or payment.

21. This Agreement cannot be modified in any way except in writing signed by all the parties to this Agreement.

22. This Agreement will be governed by and construed in accordance with the laws of the State of South Carolina, including the South Carolina Uniform Commercial Code and the Seller and the Buyer hereby attorn to the jurisdiction of the Courts of the the State of South Carolina

23. Except where otherwise stated in this Agreement, all terms employed in this Agreement will have the same definition as set forth in the Uniform Commercial Code in effect in the State of South Carolina on the date of execution of this Agreement.

24. If any clause of this Agreement is held unconscionable by any court of competent jurisdiction, arbitration panel or other official finder of fact, the clause will be deleted from this Agreement and the balance of this Agreement will remain in full force and effect.

25. This Agreement will inure to the benefit of and be binding upon the Seller and the Buyer and their respective successors and assigns.

26. This Agreement may be executed in counterparts. Facsimile signatures are binding and are considered to be original signatures.

ED * WELLBORO ENTERP

27. Time is of the essence in this Agreement.

28. This Agreement constitutes the entire agreement between the parties and there are no further items or provisions, either oral or otherwise. The Buyer acknowledges that it has not relied upon any representations of the Seller as to prospective performance of the Goods, but has relied upon its own inspection and investigation of the subject matter.

IN WITNESS WHEREOF the parties have executed this Sales Agreement on this 11th day of January, 2016.

ALEXANDRU SAVA

(Witness)

WELLBORO ENTERPRISE LIMITED (Seller)

Per:_________________________(SEAL)

WELLBORO ENTERPRISE LIMITED

(the 'Seller')

(Witness)

Vynleads, Inc. (Buyer)

Per:_________________________(SEAL)

(the 'Buyer')

VYNLEADS, INC.

NONDISCLOSURE AGREEMENT

This Nondisclosure Agreement (this **"Agreement"**) is dated as of the date set forth on the signature page hereto, by and between **Vynleads, Inc.**, a Delaware corporation (**"Disclosing Party"**) and the undersigned receiving party (the **"Receiving Party"**).

RECITALS

A. In connection with a potential business relationship or transaction (the "**Transaction**") between the Receiving Party and the Disclosing Party, the parties wish to protect and preserve the confidential and/or proprietary nature of certain information and materials of the Disclosing Party that may be disclosed or made available to the Receiving Party in connection with certain discussions, negotiations or dealings between the parties relating to the Transaction.

B. The Disclosing Party requires the Receiving Party to protect the confidentiality of, maintain the Disclosing Party's rights in, and prevent the unauthorized use and disclosure of such information.

AGREEMENT

NOW, THEREFORE, in consideration of the premises hereby which constitute good and valuable consideration sufficient in all respects, the parties hereby agree as follows:

1. **Confidential Information**. As used in this Agreement, **"Confidential Information"** means all information of Disclosing Party that is not generally known to the public, whether of a technical, business or other nature (including, without limitation, trade secrets, know-how, technology, customers, business plans, promotional and marketing activities, specifications, drawings, computer programs, software, designs, prototypes, finances and other business affairs of Disclosing Party), that is disclosed by Disclosing Party or its agents to the Receiving Party in connection with the Transaction or that is otherwise learned by the Receiving Party in the course of its discussions or business dealings with, or its physical or electronic access to the premises of, Disclosing Party in connection with the Transaction.

2. **Use and Ownership of Confidential Information.** The Receiving Party, except as expressly provided in this Agreement, will not disclose Confidential Information to anyone without Disclosing Party' prior written consent. In addition, the Receiving Party will not use Confidential Information for any purpose other than to evaluate or further the Transaction or in connection with the consummation of the Transaction. The Receiving Party will take commercially reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information.

3. **Exceptions**. This Agreement will not apply to any information that (i) is or becomes publicly available without breach of this Agreement; (ii) can be shown to have been known to the Receiving Party or its Personnel prior to its receipt from Disclosing Party; (iii) is rightfully received by the Receiving Party or its Personnel from a third party who, as far as the Receiving Party or such Personnel are aware, did not acquire or disclose such information in violation of a confidentiality obligation to the Disclosing Party; (iv) as may be required under applicable laws, rules, or regulations; (v) as requested by any regulatory or self-regulatory authority or in connection with any legal proceeding; or (vi) pursuant to a binding order of a court or government agency.

4. **Disclosures to Governmental Authorities**. If the Receiving Party becomes legally obligated to disclose Confidential Information by any governmental entity with jurisdiction over it, the Receiving Party will, to the extent legally permitted, give Disclosing Party prompt written notice to allow Disclosing Party to seek a protective order or other appropriate remedy; provided, however, that the

Receiving Party and its Personnel shall not be required to give notice to the Disclosing Party if the disclosure is made to a bank examiner, regulatory authority or self-regulatory authority (including any stock exchange) claiming jurisdiction in the course of such examiner's or authority's examination or inspection of the business or operations of the Receiving Party or its Personnel. The Receiving Party will disclose only such information as is legally required or requested and will use commercially reasonable efforts to obtain assurances of confidential treatment for any Confidential Information that is so disclosed.

5. **Receiving Party Personnel.** The Receiving Party shall be permitted to disclose the Confidential Information to its principals, affiliates, employees, officers, directors, agents and advisors (collectively, **"Personnel"**) who have a need to know Confidential Information in connection with the purposes of this Agreement. The Receiving Party will be responsible for any breach of this Agreement by its Personnel and will promptly notify Disclosing Party upon becoming aware of any breach of this Agreement.

6. **Return of Confidential Information.** Upon the Disclosing Party's written request, the Receiving Party will exercise commercially reasonable efforts to destroy (or, in the case of electronic embodiments, permanently erase, provided, that destruction of Confidential Information is deemed to have occurred with respect to electronic files if such files are deleted from inboxes and hard-drives) all tangible material embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information) in its possession or under its control. The Receiving Party's commercially reasonable efforts to comply with the foregoing sentence shall not require the return or destruction of Confidential Information that (i) is stored on backup storage media made in accordance with regular data backup procedures for disaster recovery purposes, (ii) is located in the email archive system or archived electronic files of departed employees, (iii) is subject to legal hold obligations, or (iv) is required to be retained for legal, regulatory or internal recordkeeping purposes; it being agreed between the parties retained information shall continue to be treated in accordance with this Agreement.

7. **Injunctive Relief.** The Receiving Party acknowledges that disclosure or use of Confidential Information in violation of this Agreement could cause irreparable harm to Disclosing Party for which monetary damages may be difficult to ascertain or an inadequate remedy. The Receiving Party therefore agrees that in the event of a breach or overtly threatened breach of this Agreement, in addition to any other remedies available at law or in equity, Disclosing Party shall be entitled to seek a court order enjoining such breach or overtly threatened breach and requiring compliance with the terms of this Agreement Venue for resolution of any disputes arising from this Agreement shall be in the state or federal courts in the State of Delaware.

8. **Limited Relationship.** This Agreement will not create a joint venture, partnership or other formal business relationship of any nature or kind or an obligation to form any such relationship. Each party will act as an independent contractor and not as an agent of the other party in connection with this Agreement, and neither will have the authority to bind the other by virtue of this Agreement.

9. **Cumulative Obligations.** Each party's obligations hereunder are in addition to, and not exclusive of, any and all of its other obligations and duties to the other party, whether express, implied, in fact or in law.

10. **Entire Agreement; Amendment**. This Agreement constitutes the entire agreement between the parties relating to the matters discussed herein and supersedes all prior oral and written understandings with respect to any information disclosed or received under this Agreement. This Agreement may be amended or modified only with the mutual written consent of the parties.

11. **Term and Termination.** This Agreement is intended to cover Confidential Information disclosed or received at any time on or after the date of this Agreement. This Agreement automatically will expire

WELLBORO ENTERPRISE LIMITED

and the obligations set forth in this Agreement shall terminate upon the earlier of (i) the date that is one (1) year from the date hereof and (ii) the date upon which a final definitive agreement regarding the Transaction is executed by the parties.

12. **Non-waiver**. Any failure by Disclosing Party to enforce the Receiving Party's strict performance of any provision of this Agreement will not constitute a waiver of its right to subsequently enforce such provision or any other provision of this Agreement.

13. **Attorney Fees**. In the event any court action is commenced in connection with this Agreement, the substantially prevailing party is entitled to recover its out-of-pocket and court costs and reasonable attorney fees.

14. **Governing Law; Etc.** This Agreement will be governed by the laws of the State of [Delaware], without reference to its choice of law rules, may be executed in counterpart copies, and, in the absence of an original signature, faxed or other electronically transmitted signatures will be considered the equivalent of an original signature. Each party hereby waives its right to a jury trial for any claims that may arise out of this Agreement. If any provision of this Agreement is held invalid under any applicable law, such invalidity will not affect any other provision of this Agreement that can be given effect without the invalid provision. Further, all terms and conditions of this Agreement will be deemed enforceable to the fullest extent permissible under applicable law, and, when necessary, the court is requested to reform any and all terms or conditions to give them such effect.

15. **Notices.** Any notices required by this Agreement shall be in writing and shall be given by hand delivery or sent by: (i) certified mail return receipt requested postage pre-paid, (ii) by overnight courier service (iii) by facsimile transmission; or (iv) by e-mail, which in the case of facsimile or e-mail shall be subject to affirmative written confirmation of receipt by the Receiving Party (automatic reply or answerback will not satisfy such condition), in each case to the applicable address set forth on the signature page hereto, and in all other cases shall be deemed delivered upon confirmation of receipt by the U.S. mail or the overnight courier service, as the case may be.

16. **Miscellaneous.** The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. Each of the parties hereto has participated in the negotiation and drafting of this Agreement and no interpretations shall be construed against any party with prejudice as the draftsperson. No act, failure or delay by the either party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by any party shall operate as a waiver of any other right or remedy or of the same right or remedy on a future occasion. There are no third party beneficiaries to this Agreement and no term or condition of this Agreement is enforceable by any party who is not a Party to this Agreement.

The parties have executed this Agreement as of this 12 day of JANUARY, 2016.

DISCLOSING PARTY:

VYNLEADS, INC.

By: [signature]
Name: Alex Mann[illegible]
Title: CEO
Address for Notice: 534 [illegible] Pl
Rock Hill, SC 29730
USA

RECEIVING PARTY:

By: [signature]
Name:
Title: ATTORNEY-IN-FACT
Address for Notice:

WELLBORO ENTERPRISE LIMITED